POWER OF ATTORNEY

  Each of the undersigned, being a director or officer, or both, of GAYLORD CONTAINER CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint each of Marvin A. Pomerantz and Daniel P. Casey as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Form 10-K for the Corporation's 1995 fiscal year and to file same, together with all exhibits thereto and other attachments and documents in connection therewith, with the Securities and Exchange Commission, the American Stock Exchange and any other regulatory authority, and to sign, file or deliver such further documents and to take such further actions in connection therewith as each of the undersigned might or could do in person and as each such attorney and agent deems necessary or desirable; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

    Signature                                       Title
---------------------------       ----------------------------------------------

-------------------------------   Chairman, Chief Executive Officer and Director
     Marvin A. Pomerantz

-------------------------------                        Executive Vice President
     Daniel P. Casey	                              (Principal Financial Officer)

-------------------------------              Vice President-Corporate Controller
     Jeffrey B. Park	                             (Principal Accounting Officer)

     /s/ Frank E. Babb                                                  Director
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     Frank E. Babb

     /s/ Norman H. Brown Jr.                                            Director
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     Norman H. Brown Jr.

     /s/ Harve A. Ferrill                                               Director
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     Harve A. Ferrill

     /s/ John E. Goodenow                                               Director
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     John E. Goodenow

     /s/ David B. Hawkins                                               Director
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     David B. Hawkins

     /s/ John Hawkinson                                                 Director
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     John Hawkinson

     /s/ Warren J. Hayford                                              Director
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     Warren J. Hayford

     /s/ Richard S. Levitt                                              Director
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     Richard S. Levitt

     /s/ Ralph L. MacDonald Jr.                                         Director
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     Ralph L. MacDonald  Jr.

     /s/ Thomas H. Stoner                                               Director
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     Thomas H. Stoner